Exhibit 99.1

Xtant Medical Announces Secondary Private Sale of Existing Shares by OrbiMed and Preliminary First Quarter 2025 Revenue

Growth of 18% to 19%

Healthcare Focused Long-term Investors Support Strategic Vision

Accelerating Shift to Higher-Margin Orthobiologics Supported by New Product Launches

BELGRADE, Mont., April 16, 2025 — Xtant Medical Holdings, Inc. (NYSE American: XTNT), a global medical technology company focused on surgical solutions for the treatment of spinal, orthopedic and woundcare disorders, today announced the completion of a secondary private sale of 73.1 million shares of Xtant common stock held by funds affiliated with OrbiMed Advisors LLC (“OrbiMed”) to several existing and new stockholders, led by Nantahala Capital Management LLC (“Nantahala”).

Sean Browne, President and CEO of Xtant Medical, stated, “We want to thank OrbiMed for its partnership and investment in Xtant over the years.” As a result of the sale of OrbiMed’s ownership position in Xtant, the investor rights agreement between Xtant and OrbiMed was terminated, which will provide Xtant greater strategic and operational flexibility going forward.

Mr. Browne continued, “We are pleased that this transaction has resulted in significant ownership by long-term, healthcare-focused investors who are aligned with our vision and fully committed to maximizing stockholder value. As we look ahead, we remain firmly focused on prioritizing profitability and achieving self-sustainability as the foundation of our long-term growth strategy. A key driver of this will be a continued shift toward our higher-margin orthobiologics and leveraging the capabilities of our Montana manufacturing facility to drive operational cost efficiencies. We have several new product launches planned in the near term that will further expand our offerings beyond spine, which we believe will help accelerate growth in 2025 and beyond.”

Dan Mack, Managing Member of Nantahala, commented, “We are pleased to partner with Xtant at such an exciting moment. The company’s innovative biologics and implant solutions address a clear and growing need in the healthcare space, particularly as demand increases for regenerative and cost-effective surgical solutions. We fully support Xtant’s increased strategic focus on orthobiologics, which we believe will maximize stockholder value.”

While Xtant was not a party to the securities purchase agreement and did not receive any proceeds from the transaction, Xtant has agreed to register the resale of the shares purchased by the investors with the Securities and Exchange Commission (“SEC”) on a Form S-1 registration statement to facilitate the transaction and assist OrbiMed in obtaining liquidity for its Xtant investment.

Preliminary Revenue for Q1 2025

The company also announced that it expects to report revenue for the first quarter of 2025 ranging between $32.8 million and $33.1 million, representing 18% to 19% growth compared to first quarter 2024 revenue. The strong growth experienced in the first quarter of 2025 was driven by orthobiologics and licensing revenue.

About Xtant Medical Holdings, Inc.

Xtant Medical’s mission of “honoring the gift of donation so that our patients can live as full and complete a life as possible” is the driving force behind our company. Xtant Medical Holdings, Inc. (www.xtantmedical.com) is a global medical technology company focused on the design, development, and commercialization of a comprehensive portfolio of orthobiologics and spinal implant systems to facilitate spinal fusion in complex spine, deformity and degenerative procedures. Xtant people are dedicated and talented, operating with the highest integrity to serve our customers.

The symbols ™ and ® denote trademarks and registered trademarks of Xtant Medical Holdings, Inc. or its affiliates, registered as indicated in the United States, and in other countries. All other trademarks and trade names referred to in this release are the property of their respective owners.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “intends,” ‘‘expects,’’ ‘‘anticipates,’’ ‘‘plans,’’ ‘‘believes,’’ ‘‘estimates,’’ “continue,” “future,” ‘‘will,’’ “potential,” “preliminary,” similar expressions or the negative thereof, and the use of future dates. Forward-looking statements in this release include the Company’s preliminary first quarter 2025 revenue and statements regarding the Company’s shift toward higher-margin orthobiologics and leveraging the capabilities of its Montana manufacturing facility to drive operational cost efficiencies and several new product launches planned in the near term that will further expand its offerings beyond spine, which the Company believes will help accelerate growth in 2025 and beyond. The Company cautions that its forward-looking statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: risk that the Company’s actual first quarter 2025 revenue will deviate from its preliminary revenue results; its future operating results and financial performance; its ability to meets its 2025 revenue and other guidance; its ability to execute its strategic priorities and become operationally self-sustaining and less reliant on third-party manufacturers and suppliers; risks associated with its acquisitions and the integration of those businesses; anticipated continued shortages of stem cells which may adversely affect future revenues; its ability to implement successfully future growth initiatives and risks associated therewith; possible future impairment charges to long-lived assets and goodwill and write-downs of excess inventory; the ability to remain competitive; the ability to innovate, develop and introduce new products and the success of those products; the ability to engage and retain new and existing independent distributors and agents and qualified personnel and the Company’s dependence on key independent agents for a significant portion of its revenue; the effect of labor and hospital staffing shortages on the Company’s business, operating results and financial condition, especially when they affect key markets; the effect of tariffs, inflation, increased interest rates and other recessionary factors and supply chain disruptions; the effect of product sales mix changes on the Company’s financial results; government and third-party coverage and reimbursement for Company products; the ability to obtain and maintain regulatory approvals and comply with government regulations; the effect of product recalls, defects and liability claims and other litigation to which the Company may be subject; the ability to license certain of the Company’s intellectual property on commercially reasonable terms and to maintain any such licenses; the ability to obtain and protect Company intellectual property and proprietary rights and operate without infringing the rights of others; risks associated with the Company’s clinical trials; international risks; the ability to service Company debt, comply with its debt covenants and access additional indebtedness; the ability to maintain sufficient liquidity to fund its operations and obtain financing on favorable terms or at all; and other factors. Additional risk factors are contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 6, 2025. Investors are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this cautionary statement.

Investor Relations Contact:

Brett Maas

Managing Partner, Hayden IR

brett@haydenir.com

(646) 536-7331